UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 1, 2004

LEINER HEALTH PRODUCTS INC.

Delaware	333-118532	95-3431709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East 233rd Street, Carson CA 90745

(Address of principal executive offices, including zip code)

(310) 835-8400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Board of Directors of LHP Holding Corp. (the “Holdings Board”), the parent company of Leiner Health Products Inc., approved the LHP Holding Corp. 2004 Restricted Stock Plan (the “Stock Plan”) and LHP Holding Corp. 2004 Stock Option Plan (the “Option Plan” and, collectively, the “Plans”) on October 1, 2004 at a duly convened meeting of the Holdings Board. The following is a summary of the Plans, which are qualified in their entirety by the respective Plans.

Purposes

The purposes of the Plans are to foster and promote the long-term financial success of LHP Holding Corp. (“Holdings”), Leiner Health Products Inc. and its subsidiaries, and to materially increase shareholder value by motivating superior performance by employees, by encouraging and providing for the acquisition of an ownership interest in Holdings by employees, and by enabling Holdings, Leiner Health Products Inc. and its subsidiaries to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

Administration of and Eligibility for the Stock Plan

The Holdings Board is responsible for the administration of the Stock Plan. The Holdings Board determines the employees who will receive the opportunity (an “Award”) to purchase common stock, par value $0.01 per share, of Holdings and the terms and conditions of the Awards including, but not limited to, the number of shares of common stock subject to an Award, the time or times at which Awards will be granted and the purchase price of each share subject to an Award (which will not be less than the fair market value of one share of Holdings common stock on the date of purchase). The Holdings Board may delegate its authority to the maximum extent permitted by law, to any duly authorized committee of the Holdings Board.

The number of shares subject to the Stock Plan may not exceed 195,676 shares in the aggregate. Any shares acquired pursuant to the Stock Plan that are repurchased by Holdings may be resold under the Stock Plan.

Terms of the Shares Purchased Pursuant to the Stock Plan

In General

Each purchase of shares under the Stock Plan will be consummated pursuant to a subscription agreement, which will include such terms and conditions not inconsistent with the Stock Plan as the Holdings Board determines. That agreement will generally permit a participant to exercise any voting or other rights as a stockholder of Holdings with respect to his or her shares, including the right to receive dividends and distributions.

Each subscription agreement will also generally provide that no shares may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (other than by will or by the laws of descent and distribution) until the lapse of the repurchase rights of Holdings described below. Thereafter, shares may generally only be transferred in accordance with the Holdings stockholders agreement, to which each participant is required to become a party.

Repurchase Rights

Each subscription agreement will give Holdings certain repurchase rights. The first repurchase right permits (but does not require) Holdings to repurchase all or any of a participant’s shares upon the termination of his or her employment for any reason at a repurchase price equal to the lower of the original purchase price and the fair market value of the shares as of the termination date during the first four years after the shares are purchased. This right lapses with respect to 25% of the shares purchased on each anniversary of the purchase date (or such other date as the Holdings Board may determine).

The second repurchase right permits (but does not require) Holdings to repurchase all or any of a participant’s shares that are no longer subject to the first repurchase right upon the termination of his or her employment (a) by Holdings for “cause” at any time or (b) by the participant without “good reason” (as such terms are defined in the Stock Plan) during the six year period beginning from the purchase date of the shares (or such other date as the Holdings Board may determine). In either case, the repurchase price will equal the lower of the original purchase price or the fair market value of the shares as of the termination date. If the participant’s employment is terminated for any other reason during the six year period beginning from the purchase date of the shares (or such other date as the Holdings Board may determine), the repurchase price will be equal to the fair market value of the shares as of the termination date. In addition, in the event of a participant’s death, if Holdings does not repurchase the participant’s shares pursuant to the second repurchase right, the participant (or his or her estate) will have the right to put the shares subject to the second repurchase right to Holdings at a purchase price equal to the fair market value of the shares as of the termination date.

To the extent that the first repurchase right and/or the second repurchase right are not exercised by Holdings or only exercised with respect to a portion of the participant’s shares, Holdings will also have the right to repurchase all or any portion of the participant’s shares upon his or her breach of any post-termination non-competition, non-solicitation, confidentiality, or other similar agreement or covenant with Holdings at a repurchase price equal to the lower of the original purchase price and the fair market value as of the first date the agreement was breached.

All repurchase right (and the put rights) will expire automatically upon the consummation of a public offering and will not apply to shares offered or sold in connection with such an offering.

Change in Control

In the event of a “change of control” (as defined in the Stock Plan), the repurchase rights applicable to any shares purchased under the Stock Plan will automatically expire, and the shares will be entitled to participate in that change of control transaction.

In addition, in the event of a change of control, if a participant is then employed by Holdings, the Holdings Board will compare the after-tax value of what the participant receives in respect of shares of common stock in connection with the change of control (including any dividends and distributions received prior to the change of control) with what he or she would have received (on an after-tax basis) if the investment funds affiliated with each of North Castle Partners, L.L.C. and Golden Gate Private Equity, Inc. made their investment in Holdings in common stock and established a 10% option pool (fully-diluted). To the extent that the after-tax value of the participant’s hypothetical options exceed the after-tax value of what he or she actually received in connection with the change of control (including any dividends and distributions received prior to the change of control) the participant will receive a cash bonus equal to that excess, if any, plus an additional amount for taxes.

Generally, if any of the payments and benefits provided for under the Stock Plan, any applicable subscription agreement or any other agreement or arrangement between Holdings and a participant would constitute a “parachute payment” under the so-called “golden parachute excise tax rules,” the amount of these payments will be reduced to the amount that would result in no portion of these payments being subject to the so-called golden parachute excise tax (unless the stockholder approval requirements of the golden parachute excise tax rules are satisfied).

Certain Adjustments to the Stock Plan

If the Holdings Board determines in its sole discretion that, as a result of any dividend or corporate transaction, an adjustment is necessary or appropriate to preserve, or to prevent enlargement of, the benefits or potential benefits made available under the Stock Plan, then the Holdings Board will, in a manner that it deems equitable, adjust any or all of (a) the number and kind of shares that thereafter may be awarded under the Stock Plan, (b) the number and kind of shares subject to outstanding Awards, and (c) the number and kind of shares subject to subscription agreements and the original purchase price for those shares. In addition, the Holdings Board may make provisions for a cash payment to any and all participants in respect of their shares subject to subscription agreements.

Administration of and Eligibility for the Option Plan

The Holdings Board is responsible for the administration of the Option Plan. The Holdings Board determines the employees to whom options to purchase shares of common stock, par value $0.01 per share, of Holdings, will be granted and the terms and conditions of the options including, but not limited to, the number of shares of Holdings common stock subject to options, the exercise price, the time or times at which the options will be granted, and the terms and conditions of the option agreement, which evidences the grant of an option to a participant under the Option Plan. The Holdings Board can delegate its authority to the maximum extent permitted by law, to any duly authorized committee of the Holdings Board.

The number of shares subject to options may not exceed 117,409 shares in the aggregate. Any shares subject to an option that are canceled, terminated, forfeited, substituted for or otherwise settled without the issuance of shares, will be available for award under the Option Plan.

Terms of Options Granted Pursuant to the Option Plan

Grant and Exercise Price of Options

Each option will be evidenced by an option agreement, which will include terms relating to the exercise price and duration of the option, the number of shares of Holdings common stock to which the option pertains, and the conditions upon which the option will become vested or exercisable.

The per share exercise price of each option will be determined by the Holdings Board but may not be less than the fair market value of one share of Holdings common stock on the date the option is granted.

Vesting of the Options

Options granted under the Option Plan will generally vest and become exercisable in four equal installments, on each of the first four anniversaries of the date the options are granted (or such other date as the Holdings Board may determine), subject to a participant’s continued employment. No option will be exercisable on or after the tenth anniversary of the date it was granted. Generally, after becoming exercisable, each installment of an option will remain exercisable until it expires, is terminated, or is canceled.

As a condition to the issuance of any shares of Holdings common stock, upon the exercise of options, the Holdings Board will generally require a participant to execute a subscription agreement and become a party to the stockholders agreement, with respect to such shares. Each option agreement will also generally require a participant to provide written notice of exercise to Holdings and to pay the exercise price in full at the time of exercise.

Termination of Employment

Generally, in the event a participant’s employment with Holdings and any subsidiary is terminated due to the participant’s death, “disability” or “retirement” (as each term is defined in the Option Plan), all options that are vested and exercisable at that time will remain exercisable for one year from the date of termination, but no later than the option’s stated date of expiration. In the event a participant’s employment with Holdings and any subsidiary is terminated for “cause” (as defined in the Option Plan), all options, whether or not they are vested or exercisable, will be immediately forfeited and canceled as of the date of termination. If the participant’s employment with Holdings and any subsidiary is terminated for any reason other than for cause, or due to death, disability or retirement, all options held by the participant that are then vested and exercisable will generally be exercisable for 60 days from the date of termination, but no later than the option’s stated date of expiration.

Repurchase Rights

As noted above, upon the exercise of any options, each participant will be required to enter into a subscription agreement with Holdings. Each subscription agreement will, among other things, give Holdings certain repurchase rights. The first repurchase right permits (but does not require) Holdings to repurchase all or any of a participant’s shares upon the termination of his or her employment (a) by Holdings for cause at any time or (b) by the participant without “good reason” (as such term is defined in the Option Plan) during the six year period beginning from the purchase date of the shares (or such other date as the Holdings Board may determine). In either case, the repurchase price will equal the lower of the original purchase price or the fair market value of the shares as of the termination date. If the participant’s employment is terminated for any other reason during the six year period beginning from the purchase date of the shares (or such other date as the Holdings Board may determine), the repurchase price will be equal to the fair market value of the shares as of the termination date. In addition, in the event of a participant’s death, if Holdings does not repurchase the participant’s shares pursuant to the first repurchase right, the participant (or his or her estate) will have the right to put the shares subject to the first repurchase right to Holdings at a purchase price equal to the fair market value of the shares as of the termination date.

To the extent that the first repurchase right is not exercised by Holdings or only exercised with respect to a portion of the participant’s shares, Holdings will also have the right to repurchase all or any of the participant’s shares upon his or her breach of any post-termination non-competition, non-solicitation, confidentiality, or other similar agreement or covenant with Holdings at a repurchase price equal to the lower of the original purchase price and the fair market value as of the first date of such breach.

All repurchase rights will expire automatically upon the consummation of a change of control or public offering and will not apply to shares offered or sold in connection with such an offering.

Change in Control

Generally, in the event of a “change of control” (as defined in the Option Plan), each outstanding option, exercisable or not, will be canceled in exchange for a payment in cash of an amount equal to the excess of the change in control price over the exercise price for the canceled option. Alternatively, the Holdings Board may determine in good faith before the change in control occurs that the option will be honored or assumed or new rights substituted for it by the participant’s employer immediately after the change in control, subject to certain conditions.

Certain Adjustments to the Option Plan

If the Holdings Board determines in its sole discretion that, as a result of any dividend or corporate transaction, an adjustment is necessary or appropriate to preserve, or to prevent enlargement of, the benefits or potential benefits made available under the Option Plan, then the Holdings Board will, in a manner that it deems equitable, adjust any or all of (a) the number and kind of shares that thereafter may be granted under the Option Plan, (b) the number and kind of shares subject to outstanding options and the exercise price of those options. In addition, the Holdings Board may make provisions for a cash payment to any and all participants in respect of their shares of Holdings common stock subject to options.

Amendment and Termination of the Plans

The Holdings Board may from time to time, amend, and, at any time, terminate the Plans. However, an amendment or termination may not adversely affect the rights of any participant with respect to shares purchased before that action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEINER HEALTH PRODUCTS INC.
Date: October 7, 2004
	By:	/s/ Robert K. Reynolds
	Name:	Robert K. Reynolds
	Title:	Chief Financial Officer